UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2023

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 31, 2023 (the “Execution Date”), Augmedix Operating Corp., a Delaware corporation (the “Sublessee”), a wholly-owned subsidiary of Augmedix, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to an office sublease (the “Original Sublease”) with Turo, Inc., a Delaware corporation (the “Sublessor”), for the property located at 111 Sutter Street, Suite 1300, San Francisco, California, containing approximately 12,936 rentable square feet. The Amendment extends, among other things, the term of the original sublease until January 31, 2027 (the “Termination Date”), unless earlier terminated.

Beginning on the later of (i) the Execution Date and (ii) the date the landlord delivers consent to the Amendment (the “Commencement Date”), the monthly rent shall be $61,446.00 (the “Base Rent”) and will increase three percent (3%) each year until the Termination Date, with such Base Rent being abated for the first two (2) months following the Commencement Date and for the thirteenth (13th) and fourteenth (14th) months following the Commencement Date, which abatement amounts are to be calculated at a Base Rent of $57.00 per rentable square foot. The Sublessee will continue to be required to pay certain operating expenses, taxes and other charges as set forth in the Original Sublease. The Amendment terminates the right of the Sublessee to extend the term of the Original Sublease.

The Amendment is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Sublease by and between, Augmedix Operating Corp. and Turo Inc., dated October 31, 2023.

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: November 6, 2023	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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